UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2020

DUNKIN’ BRANDS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35258	20-4145825
(Commission File Number)	(IRS Employer Identification Number)
130 Royall Street
Canton, Massachusetts 02021
(Address of registrant’s principal executive office)
(781) 737-3000
(Registrant’s telephone number)

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	DNKN	Nasdaq Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging Growth Company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Selection 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 12, 2020, the Board of Directors (the “Board”) of Dunkin' Brands Group, Inc. (the “Company”) approved an amendment and restatement of the Company’s By-Laws to change the standard for uncontested director elections from a plurality voting standard to a majority vote standard. The amended and restated By-Laws require that, in uncontested elections, directors be elected only if the number of votes which are cast “for” his or her election exceed the number of votes “against” his or her election. The Board also amended the Company's Corporate Governance Guidelines (the “Guidelines”) to modify our existing director resignation policy to be consistent with this majority vote requirement. The Guidelines, as amended, require each incumbent nominee who does not receive the requisite majority vote in an uncontested election to promptly tender his or her resignation following certification of the stockholder vote. Our Board will then decide whether to accept the resignation, based on the recommendation of the Nominating & Corporate Governance Committee, within 90 days following certification of the stockholder vote and will disclose its determination and its reasoning in a filing with the Securities and Exchange Commission. A plurality voting standard remains applicable to any election in which the number of director nominees is greater than the number of director positions open for election.

The foregoing summary is qualified in its entirety by reference to the complete text of the Company’s Third Amended and Restated By-Laws, as adopted and effective on February 12, 2020, a copy of which is filed herewith as Exhibit 3.1 and incorporated in this Item 5.03 by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

3.1	Third Amended and Restated Bylaws of Dunkin' Brands Group, Inc., effective as of February 12, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNKIN’ BRANDS GROUP, INC.

By:	/s/ W. David Mann
W. David Mann
Chief Legal Officer and Corporate Secretary
Date: February 14, 2020